Exhibit 4.1 03938 9524 COMMON STOCK NUMBER COMMON STOCK P SHARES THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA JERSEY CITY, NJ AND COLLEGE STATION, TX INCORPORATED UNDER THE LAWS OF THE STATE OF WEST VIRGINIA UNITED BANKSHARES, INC. CUSIP 909907 10 7 THIS CERTIFIES THAT SPECIMEN is the owner of shares, of the par value of two dollars and fifty cents ($2.50) each, of the Common Capital Stock of UNITED BANKSHARES, INC. hereinafter called the “Corporation”, transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized attorney upon surrender of this certificate, properly endorsed. The amount of Common Capital Stock of the Corporation is set forth on the books of the Corporation together with a description of such Common Capital Stock and of the respective rights, preferences, privileges, voting rights, powers, restrictions, limitations and qualifications thereof as set forth in the Articles of Association of the Corporation, as amended or to be amended hereafter, which Articles of Association and any and all amendments thereof are on file at the office of the Corporation and are hereby expressly incorporated herein by reference and to all of which the holder, by acceptance hereof, hereby agrees and assents. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. DATED COUNTERSIGNED AND REGISTERED COMPUTERSHARE INC. TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE UNITED BANKSHARES, INC. CORPORATE SEAL CHARLESTON WEST VIRGINIA SECRETARY CHAIRMAN OF THE BOARD q SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960 CERTIFICATE OF STOCK

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations; TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common UNIF GIFT MIN ACT Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) of the shares represented by the within Certificate and do hereby irrevocably constitute and appoint attorney to transfer the said shares on the books of the Corporation with full power of substitution in the premises. Dated: 20. Your Signature: Signature guaranteed: (Sign exactly as your name appears on the other side of this Security) Signature gurantee should be made by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other program acceptable to the Registrar.